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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2007

                        NORTHEAST COMMUNITY BANCORP, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

      United States                       0-51852                06-178-6701
      -------------                       -------                -----------
(State or other jurisdiction of         (Commission             (IRS Employer
 incorporation or organization)         File Number)         Identification No.)


325 Hamilton Avenue, White Plains, New York                           10601
-------------------------------------------                           -----
(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (914) 684-2500
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01   OTHER EVENTS
            ------------

      On May 18, 2007, Northeast Community Bancorp, Inc. (the "Company"), the holding company for Northeast Community Bank, issued a press release announcing the adjournment of the Company's annual meeting of stockholders on May 17, 2007. The reconvened annual meeting of stockholders of the Company will be held at 1:00 p.m. on June 5, 2007, at the Renaissance Westchester Hotel, 80 West Red Oak Lane, White Plains, New York. For more information, reference is made to the Company's press release dated May 18, 2007, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ----------------------------------

  (a)   Financial Statements of Businesses Acquired: Not applicable

  (b)   Pro Forma Financial Information:  Not applicable

  (c)   Shell Company Transactions:  Not applicable

  (d)   Exhibits

        Number            Description
        ------            -----------

        99.1              Press Release dated May 18, 2007


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NORTHEAST COMMUNITY BANCORP, INC.
                                   (Registrant)



Date: May 18, 2007                 By: /s/ Kenneth A. Martinek
                                       -----------------------------------
                                       Kenneth A. Martinek
                                       President and Chief Executive Officer